UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2023

INOGEN, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36309	33-0989359
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 Coromar Drive
Goleta, California		93117
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (805) 562-0500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	INGN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The board of directors (the “Board”) of Inogen, Inc. (the “Company”) previously approved, subject to stockholder approval, the Company’s 2023 Equity Incentive Plan (the “2023 Equity Incentive Plan”). At the Annual Meeting (as defined in Item 5.07 below), the Company’s stockholders approved the 2023 Equity Incentive Plan. The 2023 Equity Incentive Plan will become effective on the third business day following the Annual Meeting, which is June 5, 2023. As of such date, the 2023 Equity Incentive Plan will replace the Company’s 2014 Equity Incentive Plan (the “2014 Plan”) in its entirety and the 2014 Plan will terminate immediately upon the 2023 Equity Incentive Plan becoming effective. No further awards will be made under the 2014 Plan, but the 2014 Plan will continue to govern awards previously granted under it.

The purposes of the 2023 Equity Incentive Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees, directors and consultants who perform services to the Company, and to promote the success of the Company’s business. These incentives are provided through the grant of stock options, restricted stock, restricted stock units, stock appreciation rights, performance units, and performance shares.

Subject to the adjustment provisions of the 2023 Equity Incentive Plan, the number of shares of common stock reserved for issuance under the 2023 Equity Incentive Plan is: (i) 400,000 shares, plus (ii) (A) any shares that, as of immediately before the termination or expiration of the 2014 Plan, have been reserved but not issued under any 2014 Plan awards and are not subject to any awards granted under the 2014 Plan, plus (B) any shares subject to awards granted under the 2014 Plan or the Company’s 2012 Equity Incentive Plan (the “2012 Plan”) that, after the 2014 Plan is terminated or expired, expire or otherwise terminate without having been exercised or issued in full or are forfeited to or repurchased by the Company due to failure to vest, plus (C) any shares that, after the 2014 Plan is terminated or expired, are tendered to or withheld by the Company for payment of an exercise or purchase price or for tax withholding obligations with respect to an award granted under the 2014 Plan or 2012 Plan, with the maximum number of shares that may be added to the 2023 Equity Incentive Plan under clause (ii) above equal to 2,950,000 shares.

The material terms of the 2023 Equity Incentive Plan are described in “Proposal No. 5 – Approval of the 2023 Equity Incentive Plan” in the Company’s definitive proxy statement on Schedule 14A filed with the United States Securities and Exchange Commission on April 18, 2023, which description is incorporated herein by reference.

The form of stock option agreement, form of restricted stock unit agreement (time-based) and the form of restricted stock unit agreement (performance-based) for use with the 2023 Equity Incentive Plan set forth the standard terms and conditions that apply to grants of these types of awards pursuant to the 2023 Equity Incentive Plan, although awards may be granted under the 2023 Equity Incentive Plan that deviate from these standard terms and conditions.

The foregoing descriptions of the 2023 Equity Incentive Plan and the forms of award agreements thereunder are qualified in their entirety by reference to the text of the 2023 Equity Incentive Plan and the forms of award agreements, which are filed as Exhibits 10.1, 10.2, 10.3 and 10.4 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its 2023 annual meeting of stockholders on May 31, 2023 (the “Annual Meeting”). Of the 23,120,786 shares of the Company’s common stock outstanding as of the record date of April 3, 2023, 20,722,760 shares were represented at the Annual Meeting, either by proxy or by attending the meeting, constituting approximately 89.62% of the outstanding shares of common stock. The matters voted on at the Annual Meeting and the votes cast with respect to each such matter are set forth below:

1.
Election of Class III Directors. The following nominees were elected to serve as Class III directors, to hold office until the Company’s 2026 annual meeting of stockholders or until his or her respective successor has been duly elected and qualified:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Glenn Boehnlein	12,086,837	7,347,160	1,288,763
Thomas A. West	18,433,521	1,000,476	1,288,763

2.
Ratification of Appointment of Independent Registered Public Accounting Firm. The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 was ratified based on the following results of voting:

Votes For	Votes Against	Abstentions	Broker Non-Votes
20,610,501	102,313	9,946	—

3.
Advisory Vote on Executive Compensation. The Company’s stockholders advised that they were in favor of the named executive officers’ compensation as disclosed in the proxy statement. The votes regarding the proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
13,943,923	5,427,847	62,227	1,288,763

4.
Frequency of Advisory Vote on Executive Compensation. The Company’s stockholders advised that they were in favor of future advisory votes on named executive officers’ compensation every "One" year. The votes regarding the proposal were as follows:

One Year	Two Years	Three Years	Abstentions	Broker Non-Vates
18,363,655	7,374	1,049,161	13,807	1,288,763

5.
Approval of the 2023 Equity Incentive Plan. The Company’s stockholders approved the adoption of the 2023 Equity Incentive Plan. The votes regarding the proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
17,178,079	2,235,120	20,798	1,288,763

In accordance with the voting results for this proposal, the Board has determined that the Company will hold future stockholder advisory votes on the compensation of the Company’s named executive officers every year. The next required advisory vote on the frequency of future stockholder advisory votes on the compensation of the Company’s named executive officers will take place no later than at the Company’s 2029 annual meeting of stockholders.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
10.1	2023 Equity Incentive Plan
10.2	Form of Stock Option Agreement under the 2023 Equity Incentive Plan
10.3	Form of Restricted Stock Unit Agreement (Time-Based) under the 2023 Equity Incentive Plan
10.4	Form of Restricted Stock Unit Agreement (Performance-Based) under the 2023 Equity Incentive Plan
104	The cover page of this Current Report on Form 8-K, formatted in inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INOGEN, INC.

Date:	June 5, 2023	By:	/s/ Kristin Caltrider
Kristin Caltrider Executive Vice President Chief Financial Officer Treasurer (Principal Accounting and Financial Officer)